[FRONT]

              BINDLEY WESTERN INDUSTRIES, INC. PROXY

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  I hereby appoint William E. Bindley and Michael D. McCormick, or either of them, my proxies, with power of substitution, to vote all shares of common stock of the Company which I am entitled to vote at the annual meeting of common shareholders of said company, to be held at the Conference Center, 10333 North Meridian Street, Indianapolis, Indiana, on May 19, 1994, at 9:00 a.m., Indianapolis time, and at any adjournment, as follows:

  1.   ELECTION OF DIRECTORS

       FOR all nominees listed below      WITHHOLD AUTHORITY
       (except as marked to the           (to vote for all
            contrary below)                nominees listed below)

      William E. Bindley, Keith W. Burks, Robert L. Koch II,
        Seth B. Harris, K. Clay Smith, J. Timothy McGinley,
           Michael D. McCormick, William F. Bindley, II
                        Thomas J. Salentine

       (INSTRUCTIONS:  To WITHHOLD authority to vote for any
           individual nominee, write that nominee's name
                   on the space provided below.)

           ____________________________________________

  2.   PROPOSAL  TO APPROVE  THE  ADOPTION OF  AMENDMENTS TO  THE
       COMPANY'S STOCK OPTION PLANS.

                [  ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

  3. PROPOSAL TO APPROVE THE APPOINTMENT OF PRICE WATERHOUSE, as auditors for the Company for 1994.

                [  ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

  4. In their discretion, on any other matters that may properly come before the meeting.

          (Continued and to be signed on the other side)




                              [Back]

                  (Continued from the other side)
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  THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN  THE MANNER
  DIRECTED  HEREIN  BY  THE   UNDERSIGNED  SHAREHOLDER.    IF  NO
  DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

  Please sign exactly as your name appears below. When shares are held by two or more persons, all of them should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


  ______________________________  ______________________________
             Signature              Signature if held jointly


                                 Date:    ______________________,
  1994

                                 Please  mark,   sign,  date  and
  return
                                 the  proxy  card promptly  using
  the
                                 enclosed envelope.
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